Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,482,142,901
Previously Paid Amount	0
Total Fee Amount	380,016.08
Total Offset Amount	0
Net Fee	$ 380,016.08